Commitments	12 Months Ended
Jan. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments

16.    Commitments

Pharma Property Development Agreements. During the fiscal year ended January 31, 2012, the Company entered into various agreements providing for the development of a logistics facility to be used in the Company’s pharmaceutical distribution business in South Africa. In addition to a property development agreement, the Company signed an agreement to purchase the property at the conclusion of the development at the project’s total cost, which includes interest on the financing for the project, subject to certain conditions being met, including among other items, the property having been registerable for transfer and having been ready for beneficial occupation as described under the development agreement. The Company also entered into a lease agreement for the property and facility following the conclusion of its development, should the property not be saleable to the company at that time. On September 1, 2012, the project was substantially completed and the property, plant and equipment were placed into service. As of January 31, 2013, due to routine administrative processes, the property was not yet registerable for transfer, and accordingly, the Company’s pharmaceutical distribution business in South Africa is leasing the facility until such time as the purchase can be completed. As a result of this arrangement, the Company has recorded a capital lease obligation of $62,977 as of January 31, 2013. The Company has received a commitment for long-term replacement financing upon the completion of the development and the Company’s expected purchase of the property, and is continuing to evaluate additional options for replacement financing. The Company intends to ultimately refinance the borrowings on a long-term basis.

Future minimum lease payments under capital leases and under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) as of January 31, 2013, are:

	January 31,
	Capital leases	Operating leases
2014	$13,226	$102,740
2015	9,957	77,686
2016	5,246	55,315
2017	5,169	40,207
2018	5,987	26,281
2019 and thereafter	55,671	27,332

Total lease payments	95,256	$329,561

Less amount representing interest	(10,341)

Present value of minimum capital lease payments	84,915
Less current portion of capital lease obligations	(11,377)

Capital lease obligations, excluding current portion	$73,538

The Company has obligations under various operating lease agreements ranging from one to ten years. The leases are for property, plant and equipment, and motor vehicles. These leases are expensed on a straight line basis over the lease term. Total rent expense for the fiscal years ended January 31, 2013, 2012 and 2011 were $149,451, $150,915 and $138,428, respectively.

It is the Company’s policy to lease certain of its property, plant and equipment under capital leases. The normal lease term for furniture, fixtures and equipment is two to five years and the normal lease term for buildings varies between three and ten years. For the fiscal year ended January 31, 2013, the weighted average effective borrowing rate for property, plant and equipment under capital leases was 6.0%. Interest rates usually vary during the contract period.

The Company enters into short-term agreements with carriers to reserve space on a guaranteed basis. The pricing of these obligations is dependent upon current market conditions. The Company typically does not pay for space which remains unused. The total committed obligation for these contracts as of January 31, 2013 was $14,368.

Capital commitments contracted for, but not provided in the accompanying consolidated balance sheets as of January 31, 2013 totaled $1,818.